Exhibit 99.1

Cryptyde enters into definitive agreement to acquire Forever 8 Fund, LLC, a fintech company, to drive revenue and power future of Web3

Forever 8 Fund, LLC is an established e-commerce finance player that has seen consistent growth over the past 18 months

SAFETY HARBOR, Florida, September 15, 2022 —Cryptyde, Inc. (NASDAQ: TYDE) today announced that it has executed an agreement to acquire all of the membership interests of Forever 8 Fund, LLC, an e-commerce fintech company (“Forever 8”), for up to $56.4 million through a combination of equity, convertible notes and debt assumption, along with a further $37 million in contingent cash or equity consideration. The transaction stands to bring Cryptyde significant revenue in the back half of 2022 and provide a stable foundation for the future.

Forever 8 provides funding solutions for e-commerce businesses which sell on Amazon, Shopify and other leading online platforms. Forever 8 uses proprietary technology to review product sales data and determine funding potential for online retail entrepreneurs around the world. Forever 8 has built a proven, proprietary funding platform that is scalable in a $4.9 trillion per year market according to Statista. On Amazon alone, there are over 1.9 million third party sellers.

“Forever 8 fills a crucial need for anyone selling products on the internet. They have proven there is a demand for their financing model with impressive growth over the past 18 months,” said Cryptyde President and CEO, Brian McFadden. “This is a phenomenal opportunity for us as Cryptyde begins to develop and deploy its core suite of products that will help power the future of Web3.”

By using a decentralized, SKU-based funding model to provide funding for e-commerce sellers globally, Forever 8’s process is entirely automated and does not require a personal guarantee, credit check or traditional lending requirements. Forever 8’s unique approach directly purchases inventory on its customers’ behalf, applies a mark-up and collects the revenue as the products are sold. Cryptyde’s roadmap is expected to allow Forever 8’s core business to scale, while also expanding out into new Web3 funding opportunities.

“Cryptyde’s vision for how people will buy and sell goods and services on the internet is extremely innovative,” said Forever 8 Co-Founder, Paul Vassilakos. “The Cryptyde team has laid out a distinct roadmap, including tokenized funding and smart contract applications, to complement our technology that harnesses the power of the blockchain to improve e-commerce results and empower the entrepreneur.”

Consideration to be provided by Cryptyde consists of the following: (i) up to $21.5 million paid in cash or equity with a maximum share issuance of 10.75 million shares, (ii) $27.5 million paid in the form of 3-year convertible notes, (iii) $7.4 million in assumed debt obligations and (iv) the right to receive up to an additional $37.0 million of contingent cash or equity consideration with a maximum share issuance of 18. 5 million shares upon the achievement of certain earnout milestones. The additional cash or equity consideration is contingent upon the achievement of the following three earnout milestones: up to $15.0 million of additional cash or equity consideration if Forever 8 achieves $115 million of cumulative collected revenue by August 31, 2025; up to an additional $12.0 million of cash or equity consideration if Forever 8 achieves $165 million of cumulative collected revenue by February 28, 2026; and up to an additional $10.0 million of cash or equity consideration if Forever 8 achieves $210 million of cumulative collected revenue by August 31, 2026.

The transaction is expected to be consummated in the third quarter or early fourth quarter of 2022 after the satisfaction of certain customary closing conditions. Additional information on the transaction can be found in a Current Report on Form 8-K to be filed by Cryptyde with the Securities and Exchange Commission.

About Cryptyde

Cryptyde, Inc. (Nasdaq: TYDE) is focused on leveraging blockchain technologies to disrupt consumer-facing industries. For additional information, please visit http://www.cryptyde.com/

About Forever 8

Forever 8 Fund, LLC, based in Pennsylvania, was founded in 2020 for the purpose of developing a unique way of funding inventory for e-commerce businesses. Forever 8 also has operating subsidiaries and offices in the EU and United Kingdom. Forever 8 has approached its sector differently by developing a technology-driven capital solution focused on taking product risk directly. When considering a business for its solution, Forever 8 first determines which products qualify for inventory funding within the customer’s product portfolio, using a proprietary due-diligence tool that assesses a number of parameters including sales, supplier terms and product category risk. Once approved and on-boarded, Forever 8 then purchases the existing inventory from the customer, immediately freeing up capital for the customer to focus on growth activities such as sales, marketing and product line expansion. Going forward, Forever 8 purchases all future inventory directly from the supplier that the customer requires in order to satisfy its growth, delivering a long-term, un-capped inventory capital solution for the customer. For additional information, please visit http://www.forever8.com/

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements in this press release other than statements of historical fact could be deemed forward looking, including, but not limited to, the statements regarding the proposed acquisition of Forever 8 and its potential future performance. Words such as “plans,” “expects,” “will,” “anticipates,” “continue,” “expand,” “advance,” “develop” “believes,” “guidance,” “target,” “may,” “remain,” “project,” “outlook,” “intend,” “estimate,” “could,” “should,” and other words and terms of similar meaning and expression are intended to identify forward-looking statements, although not all forward-looking statements contain such terms. Forward-looking statements are based on management’s current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: risks and uncertainties regarding the potential that Cryptyde and Forever 8 are not able to complete the contemplated transaction, and even if they do complete it, that the expected benefits of the transaction are not achieved; achievement of the expected benefits of Cryptyde’s spin-off from Vinco Ventures, Inc.; tax treatment of the spin-off; market and other conditions; the risks that the ongoing COVID-19 pandemic may disrupt Cryptyde’s business more severely than it has to date or more severely than anticipated; unexpected costs, charges or expenses that reduce Cryptyde’s capital resources; Cryptyde’s inability to raise adequate capital to fund its business; Cryptyde’s inability to innovate and attract users for Cryptyde’s products; future legislation and rulemaking negatively impacting digital assets; and shifting public and governmental positions on digital asset mining activity. Given these risks and uncertainties, you are cautioned not to place undue reliance on such forward-looking statements. For a discussion of other risks and uncertainties, and other important factors, any of which could cause Cryptyde’s and Forever 8’s actual results to differ from those contained in the forward-looking statements, see Cryptyde’s filings with the Securities and Exchange Commission (SEC), including the section titled “Risk Factors” in Cryptyde’s Registration Statement on Form 10, as amended, filed with the SEC on May 13, 2022, and Cryptyde’s Registration Statement on Form S-1, as amended, filed with the SEC on August 12, 2022. All information in this press release is as of the date of the release, and Cryptyde undertakes no duty to update this information or to publicly announce the results of any revisions to any of such statements to reflect future events or developments, except as required by law.

For further information, please contact:

Investor Relations

Richard Brown

617-819-1289

investors@cryptyde.com

Media Relations

Joe Gerace

917-757-5374

joe@dittopr.co